UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 710-3417

(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Shutterstock, Inc. (the “Company”) approved an award of 375,110 restricted stock units (the “RSUs”) to Paul J. Hennessy, the Company’s chief executive officer, which have a grant date of December 1, 2025 (the “Grant Date”) and vest on July 1, 2027. The number of RSUs granted was calculated by dividing $8.5 million, the total dollar value of the award, by the average of the Company’s closing price for a share of common stock on each trading day during the 30 trading-day period ending on the date immediately prior to the Grant Date. The RSUs were designed to promote Mr. Hennessy’s retention for an additional period of service and through the closing of the Company’s previously disclosed pending merger with Getty Images Holdings, Inc. (the “Pending Merger”) and were granted in lieu of performance stock units (“PSUs”) in accordance with that certain Agreement and Plan of Merger with Getty Images Holdings, Inc. that requires the Company to award RSUs in lieu of PSUs on a going forward basis. In particular, the RSUs, which were granted pursuant to the terms of the Amended and Restated 2022 Omnibus Equity Incentive Plan and applicable award agreement, vest subject to Mr. Hennessey’s continued service through the July 1, 2027 vesting date or upon a termination without Cause or, following a change in control of the Company that would include the closing of the Pending Merger, a termination without Cause or resignation for Good Reason, in each case as defined in Mr. Hennessey’s Employment Agreement, dated as of May 8, 2022 and amended as of June 18, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: December 2, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer